UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                       October 25, 2006 (October 23, 2006)
                          Commission File No. 000-22390

                             SHARPS COMPLIANCE CORP.
             (Exact Name Of Registrant As Specified In Its Charter)

                  Delaware                                       74-2657168
      (State Or Other Jurisdiction Of                          (IRS Employer
       Incorporation Or Organization)                       Identification No.)

                           9350 Kirby Drive, Suite 300
                              Houston, Texas 77054
                    (Address Of Principal Executive Offices)

               Registrant's Telephone Number, Including Area Code)
                                  713-432-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events.

         During September and October 2003, the Company secured judgments against Ameritech Environmental, Inc. ("Ameritech") totaling $176,958 related to the non-payment by Ameritech for incineration services provided by the Company in 2002. In November 2003, Ameritech sold its assets representing collateral for the judgments to MedSolutions, Inc. of Dallas, Texas ("MedSolutions"). During January 2004, the Company secured a Garnishment Order against MedSolutions whereby MedSolutions was ordered to pay to the Company $170,765, plus interest at 5%, subject to the terms of the agreement by which MedSolutions purchased the Ameritech assets. A balloon payment of $137,721 due November 7, 2004, under the Garnishment Order, was not made by MedSolutions to the Company. This represented the then outstanding remaining amount due to the Company.

         In August 2006, the Company filed an amended suit against Ameritech, its officers and directors (Jasper S. Howard, Alton H. Howard and Jonathon S. Howard) alleging fraudulent conveyance, fraud on creditors, civil conspiracy, breach of court order and conversion.

         In October 2006, the Company sold certain assets secured by the above noted Garnishment Order for $50,000 cash, $17,500 of which was paid to an attorney under a contingency fee arrangement. In conjunction with this transaction, the Company and MedSolutions entered into a mutual release whereby the Company agreed to dismiss MedSolutions from the litigation.

         Prior to year ending June 30, 2003, the Company wrote-off all outstanding amounts due from Ameritech. Any recovery that may be received by the Company will be reduced by collection-related legal fees computed at thirty-five percent of any amounts collected plus expenses. Although the Company will continue to aggressively pursue collection of the remaining outstanding amount of approximately $90,000 (plus interest and attorney fees), no assurances can be made regarding ultimate collection.






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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date:  October 25, 2006           SHARPS COMPLIANCE CORP.


                                   By: /s/ David P. Tusa
                                       -----------------------------------------
                                   Executive Vice President, Chief Financial
                                   Officer and Business Development